SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934.

                                (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2)
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                         FIRST SOUTH BANCORP, INC
                (Name of Registrant as Specified In Its Charter)



     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
 [x]  No Fee Required.
      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:



     2)   Aggregate number of securities to which transaction applies:



     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:



     4)   Proposed maximum aggregate value of transaction:



     5)   Total fee paid



[ ]  Fee paid previously with preliminary materials



[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                            FIRST SOUTH BANCORP, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TO OUR SHAREHOLDERS:

      NOTICE IS HEREBY GIVEN THAT the Annual Meeting of the Shareholders of First South Bancorp, Inc. will be held at First South Bank, Spartanburg Office, 1450 John B. White Sr. Blvd., Spartanburg, South Carolina, on Wednesday, May 16, 2001, at 4:00 p.m., for the following purposes:

(1)  To elect three directors;

(2) To ratify the selection of Cherry, Bekaert & Holland, L.L.P. as the Company's independent auditors; and

(3) To act upon other such matters as may properly come before the meeting or any adjournment thereof.

      Only shareholders of record at the close of business on April 2, 2001, are entitled to notice of and to vote at the meeting. In order that the meeting can be held, and a maximum number of shares can be voted, whether or not you plan to be present at the meeting in person, please fill in, date, sign and promptly return the enclosed form of proxy. The Company's Board of Directors unanimously recommends a vote FOR approval of all of the proposals presented.

      Returning the signed proxy will not prevent a record owner of shares from voting in person at the meeting.

      Included herewith is the Company's 2001 Proxy Statement. Also included is the Company's 2000 Annual Report to Shareholders.

                                            By Order of the Board of Directors



April 16, 2001                              V. Lewis Shuler
                                            Secretary

                            FIRST SOUTH BANCORP, INC.
                          1450 John B. White Sr. Blvd.
                        Spartanburg, South Carolina 29306
                                 (864) 595-0455

                                 PROXY STATEMENT

      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of First South Bancorp, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held at 4:00 p.m. on Wednesday, May 16, 2001 in First South Bank's Spartanburg Office, 1450 John B. White Sr. Blvd., Spartanburg, South Carolina. A Notice of Annual Meeting is attached hereto, and a form of proxy is enclosed. This statement was first mailed to shareholders on or about April 16, 2001, in connection with the solicitation. The cost of this solicitation is being paid by the Company. The only method of solicitation to be employed, other than use of the proxy statement, is personal telephone contact by directors and regular employees of the Company.

                                  ANNUAL REPORT

      The Annual Report to Shareholders covering the Company's fiscal year ended December 31, 2000, including financial statements, is enclosed herewith. Such Annual Report to Shareholders does not form any part of the material for the solicitation of proxies.

                               REVOCATION OF PROXY

      Any record shareholder who executes and delivers a proxy has the right to revoke it at any time before it is voted. The proxy may be revoked by a record shareholder by delivering to Barry L. Slider, President, First South Bancorp, Inc., 1450 John B. White Sr. Blvd., Spartanburg, South Carolina 29306 or by mailing to Mr. Slider at Post Office Box 1928, Spartanburg, South Carolina 29304, an instrument which by its terms revokes the proxy. The proxy may also be revoked by a record shareholder by delivery to the Company of a duly executed proxy bearing a later date. Written notice of revocation of a proxy or delivery of a later dated proxy will be effective upon receipt thereof by the Company. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy. However, any shareholder who desires to do so may attend the meeting and vote in person in which case the proxy will not be used.

                                QUORUM AND VOTING

      At the close of business on April 2, 2001, there were outstanding 917,780 shares of the Company's common stock (no par value). Each share outstanding will be entitled to one vote upon each matter submitted at the meeting. Only stockholders of record at the close of business on April 2, 2001 (the "Record Date"), shall be entitled to notice of and to vote at the meeting.

      A majority of the shares entitled to be voted at the annual meeting constitutes a quorum. If a share is represented for any purpose at the annual meeting by the presence of the registered owner or a person holding a valid proxy for the registered owner, it is deemed to be present for purposes of establishing a quorum. Therefore, valid proxies which are marked "Abstain" or "Withhold" and shares that are not voted, including proxies submitted by brokers that are the record owners of shares (so-called "broker non-votes"), will be included in determining the number of votes present or represented at the annual meeting. If a quorum is not present or represented at the meeting, the shareholders entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time. If the meeting is to be reconvened within thirty days, no notice of the reconvened meeting will be given other than an announcement at the adjourned meeting. If the meeting is to be adjourned for thirty days or more, notice of the reconvened meeting will be given as provided in the Bylaws. At any reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

      If a quorum is present at the Annual Meeting, directors will be elected by a plurality of the votes cast by shares present and entitled to vote at the annual meeting. Cumulative voting is not permitted. Votes that are withheld or that are not voted in the election of directors will have no effect on the outcome of election of directors. If a quorum is present all other matters that may be considered and acted upon at the Annual Meeting will be approved if the number of shares of Common Stock voted in favor of the matter exceeds the number of shares of Common Stock voted against the matter.

                       ACTIONS TO BE TAKEN BY THE PROXIES

      The persons named as proxies were selected by the Board of Directors of the Company. When the form of proxy enclosed is properly executed and returned, the shares that it represents will be voted at the meeting. Each proxy, unless the shareholder otherwise specifies therein, will be voted "FOR" the election of the persons named in this Proxy Statement as the Board of Directors' nominees for election to the Board of Directors, and "FOR" ratification of Cherry, Bekaert & Holland, L.L.P., as independent auditors for the year ended December 31, 2001. In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with his specifications. As to any other matter of business which may be brought before the Annual Meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the best judgment of the persons voting the same, but the Board of Directors does not know of any such other business.

                              SHAREHOLDER PROPOSALS

      Any shareholder who wishes to submit proposals for the consideration of the shareholders at the next Annual Meeting may do so by mailing them in writing to Barry L. Slider, President, First South Bancorp, Inc., Post Office Box 1928, Spartanburg, South Carolina 29304, or by delivering them in writing to Mr. Slider at the Company's main office, 1450 John B. White Sr. Blvd., Spartanburg, South Carolina 29306. Such written proposals must be received prior to December 17, 2001, for inclusion, if otherwise appropriate, in the Company's Proxy Statement and form of Proxy relating to that meeting. With respect to any shareholder proposal not received by the Company prior to March 2, 2002, proxies solicited by management of the Company will be voted on the proposal in the discretion of the designated proxy agents.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

       The number of shares owned and the percentage of outstanding common stock such number represents at March 1, 2001, for each director, each executive officer named in the Summary Compensation Table, and each person who is currently beneficial owner of 5% or more of the Company's common stock is set forth below.

Name (and Address of 5% Owners)                       Number of Shares                   % of Outstanding
                                                     Beneficially Owned                    Common Stock
-------------------------------------------    --------------------------------   -------------------------------
Richard H. Brooks                                        46,861                               5.11
   900 Sawpit Trace
   Woodruff, SC

Harold E. Fleming, M.D. (1)                              11,492                               1.25
Joel C. Griffin                                          11,179                               1.22

Roger A. F. Habisreutinger (2)                           67,530                               7.36
   408 Main Street
   Spartanburg, SC

Ashley F. Houser                                          6,249                                  *

Herman E. Ratchford                                      89,055                               9.70
   3808 Edgewater Drive
   Gastonia, NC

Chandrakant V. Shanbhag (3)                              46,967                               5.12
   1614 Holly Berry Lane
   Spartanburg, SC

V. Lewis Shuler (4)                                      15,212                               1.66

Barry L. Slider (5)                                      36,410                               3.89

David G. White (6)                                       25,852                               2.82
                                                         ------

All directors and executive
officers as a group (11 persons)                        356,807                              38.13

--------------------
*Less than 1%.

(1) Includes 100 shares owned by a family member of Dr. Fleming as to which he disclaims beneficial ownership.
(2) Includes 29,900 shares owned jointly with his wife; 6,000 shares owned by a partnership in which he is a partner; 5,000 shares owned by his wife; 18,000 shares owned by three children; and 3,600 owned by a trust as to which Mr. Habisreutinger disclaims beneficial ownership. (3) Includes 30,000 shares owned jointly with his wife and 200 shares owned by minor children.
(4) Includes 1,000 shares owned jointly with a family member; and 9,212 shares subject to presently exercisable options.
(5) Includes 5,000 shares owned jointly with his wife; 200 shares owned by minor children; 5,400 shares owned by his wife as to which Mr. Slider disclaims beneficial ownership; and 17,878 shares subject to presently exercisable options.
(6) Includes 500 shares owned by minor children and 600 shares owned by his wife as to which Mr. White disclaims beneficial ownership.

Except as otherwise indicated, to the knowledge of management, all shares are owned directly with sole voting power.

                              ELECTION OF DIRECTORS

         At the Annual Meeting, three directors are to be elected to hold office for a term of three years, their terms expiring at the 2004 Annual Meeting of Shareholders, or until their successors are duly elected and qualified. The Board has nominated Harold E. Fleming, M.D., Joel C. Griffin and Barry L. Slider for election to such positions. Any other nominations must be made in writing and given to the Secretary of the Company in accordance with the procedures set forth below under "--Committees of the Board of Directors."

         It is the intention of the persons named in the enclosed form of proxy to vote for the election as directors of Messrs. Fleming, Griffin and Slider. Unless a contrary specification is indicated, the enclosed form of proxy will be voted FOR such nominees. In the event that any such nominee is not available to serve, it is intended that the persons acting under the proxy will vote for the election, in his stead, of such other person as the Board of Directors of the Company may recommend. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve if elected.

                            MANAGEMENT OF THE COMPANY

         The table shows, as to each director and each nominee, his name, age, positions held with the Company and principal occupation for the past five years and the period during which he has served as a director of the Company. Directors of the Company serve until the annual meeting for the year indicated or until their successors are elected and qualified. Each nominee is currently a director of the Company.

NAME                          AGE                  PRINCIPAL OCCUPATION                   DIRECTOR SINCE*
----                          ---                  --------------------                   ---------------

         Nominees for the Board of Directors whose terms of office will continue until the Annual Meeting of Shareholders of the Company in 2004 are:

Harold E. Fleming, MD            60   Physician; Cardio Medical Associates                      1996

Joel C. Griffin                  47   President, Griffin Gear, Inc. (specialized                1996
                                      gear manufacturing)

Barry L. Slider                  48   President, Chief Executive Officer of the                 1996
                                      Company and First South Bank (since 1996),
                                      Senior Vice  President,  Branch  Banking &
                                      Trust Company, Spartanburg, South Carolina
                                      (1985 - 1995).

         Members of the Board of Directors whose terms of office will continue until the Annual Meeting of Shareholders of the Company in 2002 are:

Richard H. Brooks                59   President, Dick Brooks, Inc. (Automobile sales            1996
                                      and service)

Herman E. Ratchford              68   Chairman and Chief Executive Officer, Triangle            1998
                                      Real Estate of Gastonia, Inc. (construction)

David G. White                   45   Attorney                                                  1996

         Members for the Board of Directors whose term of office will continue until the Annual Meeting of Shareholders of the Company in 2003 are:

Roger A. F. Habisreutinger       59   Chairman of the Board of the Company and First            1996
                                      South Bank; President, Champion Investment
                                      Corp.; Director, Spinning Mill, Letten Ltd.

Chandrakant V. Shanbhag          51   Chief Executive Officer, D.C. Motors &                    1996
                                      Control, Inc.

Ashley F. Houser                 46   Regional Executive - Columbia, First South                1999
                                      Bank since 1999;  Executive Vice President
                                      First   Gaston   Bank,   Gastonia,   North
                                      Carolina, 1995-1999; Senior Vice President
                                      BB&T 1983-1995.

-------------------------
*Includes membership on the Board of Directors of First South Bank prior to organization of the Company as a holding company for First South Bank in 2000. Each person also currently serves as a director of First South Bank.

Executive Officers

         Set forth below is information about the business background, age and positions with the Company of each executive officer of the Company.

Barry L. Slider            President and Chief Executive Officer

V. Lewis Shuler            Executive Vice President and Chief Financial Officer

         The age and business experience of Mr. Slider are set forth above under "-Directors." Mr. Shuler (age 57) served as Senior Vice President/Treasurer of First Community Bank from 1987 to 1996 prior to becoming Executive Vice President and Chief Financial Officer of First South Bank and the Company in 1996.

         Neither the principal executive officers nor any directors are related by blood, marriage or adoption in the degree of first cousin or closer.

Meetings of the Board of Directors

         During the last full fiscal year, ending December 31, 2000, the Board of Directors of the Company met 12 times. Each director attended a minimum of 75% of the total number of meetings of the Board of Directors and committees of which he was a member.

Committees of the Board of Directors

Nominating Committee. The Board of Directors acts as nominating committee, but any shareholder of any outstanding class of capital stock of the Company entitled to vote for the election of Directors may also present nominations for directors. Nominations, other than those made by or on behalf of the existing management of the Company, may be made only by a shareholder entitled to vote at the meeting at which directors are to be elected and must be made in writing and delivered or mailed to the Secretary of the Company, not less than 60 days prior to any meeting of Shareholders called for the election of Directors.

Audit Committee. The Audit Committee provides general oversight of financial reporting and the adequacy of the internal controls of the Company. The Audit Committee functions by meeting with the independent auditors and by contact with members of management concerned with financial and control functions. The Audit Committee is comprised of Messrs. Joel C. Griffin, Richard H. Brooks and Harold
E. Fleming. The Audit Committee met once in 2000. Each member of the audit committee is independent as defined in Rule 4200(a)(14) of the National
Association of Securities Dealers listing standards, as modified or supplemented. A copy of the Audit Committee's charter is attached hereto as Exhibit A.

Compensation Committee. The Compensation Committee reviews the compensation policies of the Company and recommends to the Board the compensation levels and compensation programs for the executive officers of the Company. Members of the Compensation Committee are Messrs. White (Chairman), Habisreutinger, Shanbhag, and Ratchford. The Compensation Committee met once during 2000.

                             MANAGEMENT COMPENSATION

Executive Officer Compensation

         The following table sets forth the remuneration paid during the years ended December 31, 2000, 1999 and 1998 to the Chief Executive Officer and to each other officer whose total salary and bonus in 2000 exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                  Number of
                                                                                 Securities
                                                                                 Underlying
                                                Annual Compensation(1)             Options          All Other
                                                ----------------------
Name and Principal Position                 Year       Salary         Bonus        Awarded       Compensation(2)
---------------------------                 ----       ------         -----        -------       ---------------

Barry L. Slider                             2000     $133,200        $30,456         3,165         $   8,835
  President and Chief                       1999      126,900         20,916         2,687             7,433
  Executive Officer                         1998       99,600            -0-         1,901            10,648

V. Lewis Shuler                             2000       94,500         14,400         1,572             5,198
  Executive Vice President                  1999       91,332         11,058         1,271             4,101
                                            1998       83,661            -0-         1,046             4,918

Frederick D. Gibbs                          2000      107,911         13,824         1,405             5,033
     Regional Executive - Spartanburg       1999       95,725         10,024         1,220             5,104
     of the Bank                            1998       71,727            -0-           911             4,248

Ashley F. Houser                            2000      121,293            -0-         2,315             3,510
     Regional Executive - Columbia          1999       71,155            -0-        15,000               -0-
     of the Bank

---------------------
(1) Perquisites and personal benefits did not exceed the lesser of $50,000 or 10% of salary plus bonus payments.
(2) Includes life insurance premiums of $1,530 paid by the Company and contributions by the Company to the Bank's 401(k) Plan on behalf of Mr. Slider in the amounts of $7,305 in fiscal year 2000; contributions to the 401(k) in the amount of $5,198 for the fiscal year 2000 on behalf of Mr. Shuler; contributions to the 401(k) in the amount of $5,033 for the fiscal year 2000 on behalf of Mr. Gibbs, and contributions to the 401(k) in the amount of $3,510 for fiscal year 2000 on behalf of Mr. Houser.

Retirement Benefits

         The Company has entered into Salary Continuation Agreements with each of Barry L. Slider, the Chief Executive Officer, and V. Lewis Shuler, the Executive Vice President and Secretary. The agreements provide for payments of benefits to each of Messrs. Slider and Shuler commencing at their retirements at age 65 or earlier in the event of death or disability. The agreement with Mr. Slider provides for payment of an annual benefit of $45,230 increased by 2% each year between 1999 and Mr. Slider's retirement date. The benefit is payable in monthly installments beginning in the month after Mr. Slider's retirement and continuing for 215 additional months.

         The agreement with Mr. Shuler provides for payment of an annual benefit of $20,484 increased by 2% each year between 1999 and Mr. Shuler's retirement date. The benefit is payable in monthly installments beginning in the month after Mr. Shuler's retirement and continuing for 215 additional months.

         In the event either employee's employment with the Company is terminated prior to his retirement for any reason other than good cause, death or disability, each agreement provides that a retirement benefit will be paid beginning at normal retirement age based on the amount stated above increased by 2% per year for the actual years such employee worked after 1999. In the event either employee's employment with the Company is terminated prior to the employee's retirement age due to disability, the employee will receive an annual benefit of between $1,118 and $64,600, in the case of Mr. Slider or between $1,657 and $24,000, in the case of Mr. Shuler, based on the length of the employee's service from 1999 to the date of termination of employment. Disability benefits will be paid monthly for 216 months. In the event that the employee dies while in the employ of the Company, his agreement provides that the employee's beneficiary shall receive an amount between $11,030 and $637,097, in the case of Mr. Slider, and between $16,338 and $236,697, in the case of Mr. Shuler.

         In 1999, the Company purchased universal life insurance policies on the lives of Messrs. Slider and Shuler which are reflected in the Company's balance sheet as other assets. Although the Company plans to use these policies to fund its obligations under the agreements, its obligations are independent of the policies.

                                STOCK OPTION PLAN

         Upon acquisition of First South Bank, the Company assumed the First South Bank Stock Option Plan which was adopted by directors and shareholders of the Bank in 1997. The Stock Option Plan, as amended, reserves 150,000 shares of Common Stock for issuance pursuant to the exercise of options which may be granted pursuant to the Plan. Options under the Stock Option Plan may be either "incentive stock options" within the meaning of the Internal Revenue Code, or nonqualified stock options and may be granted to persons who are employees of the Company or any subsidiary (including officers and directors who are employees) at the time of grant or, in the case of nonqualified options, to persons who are not employees, such as directors. Incentive stock options must have an exercise price not less than the fair market value of the Common Stock at the date of grant, as determined by a committee of the Board of Directors consisting of at least three non-employee directors (the "Committee"). Non-qualified options shall have the exercise price set by the Committee. The Committee may set other terms for the exercise of the options but may not grant more than $100,000 of incentive stock options (based on the fair market value of the optioned shares on the date of the grant of the option) which first become exercisable in any calendar year. Payment for optioned shares may be in cash, Common Stock or a combination of the two. The Committee also selects the employees to receive grants under the Stock Option Plan and determines the number of shares covered by options granted under the Stock Option Plan. No options may be exercised after ten years from the date of grant and options may not be transferred except by will or the laws of descent and distribution. Incentive stock options may be exercised only while the optionee is an employee of the Company or a subsidiary, within three months after the date of termination of employment, within twelve months of disability, or within two years of death. The terms and conditions of non-qualified options relating to termination of employment, death or disability will be determined by the Committee. The Stock Option Plan will terminate on April 16, 2006, and no options will be granted thereunder after that date.

                        OPTION GRANTS IN LAST FISCAL YEAR

         The following table presents information about options held by the persons named in the Summary Compensation Table at December 31, 2000.

                                             Individual Grants
                                             -----------------
                                     Number of           % of Total
                                     Securities           Options
                                     Underlying          Granted to         Exercise
                                      Options            Employees            Price              Expiration
        Name                         Granted(1)            in 2000         (per share)                Date
        ----                         ----------            -------         -----------                ----

Barry L. Slider                        3,165               3.86%           $17.625                12/31/10
V. Lewis Shuler                        1,572               1.92%           $17.625                12/31/10
Frederick D. Gibbs                     1,405               1.72%           $17.625                12/31/10
Ashley F. Houser                       2,315               2.83%           $17.625                12/31/10

(1) Such options become exercisable in 20% increments on each of December 31, 2001, 2002, 2003, 2004 and 2005.

                   OPTION EXERCISES AND YEAR END OPTION VALUES

                                                        Number of Securities           Value of Unexercised
                                                       Underlying Unexercised              In-the-Money
                                                       ----------------------              ------------
                       Shares Acquired     Value          Options 12/31/00              Options 12/31/00(1)
Name                     on Exercise     Realized   Exercisable     Unexercisable   Exercisable       Unexercisable
----                   ---------------   --------   -----------     -------------   -----------       -------------

Barry L. Slider               0              0         17,878           8,339           $211,643     $136,348
V. Lewis Shuler               0              0          9,212           4,260            109,350       69,305
Frederick D. Gibbs            0              0          4,415           3,466             56,356       58,182
Ashley F. Houser              0              0          3,000          14,315             51,000      244,802

---------------
(1) Based on exercise prices ranging from $11.00 to $17.625 and assuming that the fair market value of the Company's common stock on December 31, 2000 was $17.625 per share.

Compensation of Directors

         Directors receive compensation of $300 for each monthly meeting of the Board of Directors attended. In addition to each monthly meeting the Directors received $125 for each committee meeting attended. Directors receive such compensation in the form of common stock of the Company using the estimated fair market value of the stock at the end of the quarter. In 2000, the directors received 1,978 shares of stock in lieu of cash director's fees.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Extensions of Credit. The Company, in the ordinary course of its business, makes loans to and has other transactions with directors, officers, principal shareholders, and their associates. Loans are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. The Company expects to continue to enter into transactions in the ordinary course of business on similar terms with directors, officers, principal stockholders, and their associates. The aggregate dollar amount of such loans outstanding at December 31, 2000 was $6,122,290. During 2000, $2,130,193 new loans were made and repayments totaled $5,851,691.

         The Company has obtained legal services from the Law Office of David G. White in the past and expects to do so in the future. David G. White is a director of the Company.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         As required by Section 16(a) of the Securities Exchange Act of 1934, the Company's directors, its executive officers and certain individuals are required to report periodically their ownership of the Company's Common Stock and any changes in ownership to the Securities and Exchange Commission. Based on a review of Section 16(a) reports available to the Company and written representations of persons subject to Section 16(a), it appears that all such reports for these persons were filed in a timely fashion during 2000, with the exception of the following: the Company failed to file timely one report on Form 4 relating to the grant of stock in lieu of directors' fees for each of Messrs. Fleming, Griffin, Slider, Brooks, Ratchford, White, Habisreutinger, Houser and Shanbhag, and on Form 3 for Mr. Houser when he became a director.


                      RATIFICATION OF INDEPENDENT AUDITORS

         The Board has selected Cherry, Bekaert & Holland, L.L.P., Certified Public Accountants with offices in Spartanburg, South Carolina, to serve as the Company's independent auditors for 2001. It is expected that representatives from this firm will be present and available to answer appropriate questions at the annual meeting, and will have the opportunity to make a statement if they desire to do so.

         The Board recommends that you vote FOR the ratification of the selection of Cherry, Bekaert & Holland, L.L.P., as the Company's independent auditors.

Audit Fees

         During the year ended December 31, 2000, Cherry, Bekaert & Holland, L.L.P. billed the Company an aggregate of $22,825.00 for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2000 and reviews of the financial statements included in the Company's Forms 10-QSB for that year. The Company does not expect to pay any additional fees for such services provided.

Financial Information Systems Design and Implementation Fees

         During the year ended  December  31, 2000,  Cherry,  Bekaert & Holland,
L.L.P.,   did  not  provide  any  financial   information   systems   design  or
implementation services to the Company.

All Other Fees

         During the year ended December 31, 2000, Cherry, Bekaert & Holland, L.L.P. billed the Company an aggregate of $2,200.00 for the following professional services provided during 2000: income tax consultation and preparation; employee benefit plan services; and Federal Home Loan Bank procedures. The Company does not expect Cherry, Bekaert & Holland, L.L.P. to bill any additional amounts during 2001 for such services provided in 2000. The Audit Committee considered whether the provision of these services was compatible with maintaining Cherry, Bekaert & Holland's independence.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors has reviewed and discussed with management the Company's audited financial statements for the year ended December 31, 2000. The Audit Committee has discussed with the Company's independent auditors, Cherry, Bekaert, & Holland, L.L.P., the matters required to be discussed by SAS 61, as modified or supplemented. The Audit Committee has also received the written disclosures and the letter from Cherry, Bekaert, & Holland, L.L.P., required by Independence Standards Board Standard No. 1, as modified or supplemented, and has discussed with Cherry, Bekaert & Holland, L.L.P., their independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000.

         Joel C. Griffin      Richard H. Brooks        Harold E. Fleming


                                  OTHER MATTERS

         The Board of Directors knows of no other business to be presented at the meeting of stockholders. If matters other than those described herein should properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote at such meeting in accordance with their best judgment on such matters. If a shareholder specifies a different choice on the Proxy, his or her shares will be voted in accordance with the specifications so made.

                  AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

         Shareholders may obtain copies of the Company's annual report on Form 10-KSB required to be filed with the Securities and Exchange Commission for the year ended December 31, 2000, free of charge by requesting such form in writing from Barry L. Slider, President, First South Bancorp, Inc., Post Office Box 1928, Spartanburg, South Carolina 29304.

                                                                      EXHIBIT A

                            FIRST SOUTH BANCORP, INC.
                             AUDIT COMMITTEE CHARTER


I.       PURPOSE

         The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public, the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting, and financial reporting processes generally. The Audit Committee's primary general purpose duties and responsibilities are to:

      *     Serve  as  an  independent   and  objective  party  to  monitor  the
            Corporation's financial reporting process and internal control system.

      *     Review  and  appraise  the  audit   efforts  of  the   Corporation's
            independent accountants and internal audit functions.

      * Provide an open avenue of communication among the internal auditors, the independent accountants, and the Board of Directors.

The Audit Committee will primarily fulfill these duties and responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.      COMPOSITION

         The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management experience.

The members of the Committee shall be elected by the Board for a membership term to be determined by the Board. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by a majority vote of the full Committee membership.

III.     MEETINGS

         The Committee shall meet at least twice annually, or more frequently as circumstances dictate. The Committee should meet at least annually with the independent accountants and be available on an "on-call" basis to meet with internal audit representatives to discuss any matter which representatives of either of these groups deems necessary.


IV.      RESPONSIBILITIES AND DUTIES

         The Audit Committee shall have the following specific powers and duties:

      1. Reviewing the  performance of the  independent  accountants  and making
recommendations  to  the  Board  of  Directors   regarding  the  appointment  or
termination of the independent accountants;

      2. Reviewing and approving the independent accountant's annual engagement letter and the internal auditor's annual audit plan;

      3. Conferring with the independent accountants and the internal auditor; concerning the scope of their examinations of the records of the Corporation and its subsidiaries, if applicable; directing the special attention of the auditors to specific matters or areas deemed by the Committee or the auditors to be of special significance; and authorizing the auditors to perform such supplemental reviews or audits as the Committee may deem desirable;

      4. Reviewing with management the significant findings of both the independent accountants and internal auditors relative to risks and exposures;

      5. Reviewing the Corporation's audited financial statements and the independent accountant's opinion rendered with respect to such financial statements, including the nature and extent of any significant changes in accounting principles;

      6. Reviewing the adequacy of the Corporation's system of internal controls;

      7. Providing an independent, direct communication between the Board of Directors, internal auditors and independent accountants;

      8. Reviewing the programs and policies of the Corporation designed to ensure compliance with applicable laws and regulations, and monitoring the results of these compliance efforts;

      9. Reporting through the committee chairman to the Board of Directors matters addressed in the meetings of the Audit Committee;

      10. Maintaining minutes or other records of meetings and activities of the Audit Committee;

      11. Considering such other matters in relation to the financial affairs of the Corporation and its accounts, and in relation to the internal and external audit of the Corporation as the Audit Committee may, at its discretion, determine to be advisable.


                                                         BOARD APPROVED
                                                         October 18, 2000

                                      PROXY

                            FIRST SOUTH BANCORP, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          FOR ANNUAL MEETING OF SHAREHOLDERS - WEDNESDAY, MAY 16, 2001

         Barry L. Slider or V. Lewis Shuler, or either of them, with full power of substitution, are hereby appointed as agent(s) of the undersigned to vote as proxies for the undersigned at the Annual Meeting of Shareholders to be held on May 16, 2001, and at any adjournment thereof, as follows:

1.      ELECTION OF       FOR all nominees listed           WITHHOLD AUTHORITY
        DIRECTORS         below (except any I have          to vote for all
                          written below)  [ ]               nominees listed
                                                            below  [ ]



Nominees: Harold E. Fleming, M.D., Joel C. Griffin, Barry L. Slider



INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL(S) WRITE THE NOMINEE'S(S') NAME(S) ON THE LINE BELOW.



2. To ratify the selection of Cherry, Bekaert & Holland, L.L.P. as the Company's independent auditors for the year ended December 31, 2001.

         [ ]  FOR         [ ]  AGAINST         [ ]  ABSTAIN

3. And, in the discretion of said agents, upon such other business as may properly come before the meeting, and matters incidental to the conduct of the meeting. (Management at present knows of no other business to be brought before the meeting.)

THE PROXIES WILL BE VOTED AS INSTRUCTED. IF NO CHOICE IS INDICATED WITH RESPECT TO A MATTER WHERE A CHOICE IS PROVIDED, THIS PROXY WILL BE VOTED "FOR" SUCH MATTER.

Please sign exactly as name appears on this form. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.


Dated:            ,  2001       ------------------------------------------------
       -----------

                                ------------------------------------------------